UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2021

UNITED AIRLINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-10323	74-2099724
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

233 S. Wacker Drive, Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

(872) 825-4000

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 1, 2021 (the “Issuance Date”), United Airlines, Inc. (the “Company”) and Wilmington Trust, National Association, as mortgagee (the “Mortgagee”), subordination agent under the Intercreditor Agreement (as defined below) and pass through trustee (the “Trustee”) under each of the United Airlines Pass Through Trust 2020-1A (the “Class A Trust”) and the United Airlines Pass Through Trust 2020-1B (the “Class B Trust”), entered into the Class B Note Purchase Agreement, dated as of the Issuance Date (the “Note Purchase Agreement”). The Note Purchase Agreement was entered into in connection with the public offering by the Company of $600,000,000 face amount of United Airlines Class B Pass Through Certificates, Series 2020-1 (the “Class B Certificates”). Previously, on October 28, 2020, the Company sold $3,000,000,000 face amount of United Airlines Class A Pass Through Certificates, Series 2020-1 (the “Class A Certificates”), which are of the same series as the Class B Certificates.

Pursuant to the Note Purchase Agreement, on the Issuance Date, the Company issued for the benefit of the Class B Trust a Series B equipment note (the “Series B Equipment Note”) in the aggregate principal amount of $600,000,000. The Series B Equipment Note was issued under the Trust Indenture and Mortgage, dated as of October 28, 2020 between the Company and the Mortgagee (the “Original Indenture”), as amended by Amendment No. 1 to Trust Indenture and Mortgage, dated as of February 1, 2021 between the Company and the Mortgagee (the “Amendment”, and the Original Indenture, as amended by the Amendment, the “Indenture”). The Company entered into the Original Indenture in connection with the earlier sale by the Company of the Class A Certificates. In connection with such sale, the Company issued for the benefit of the Class A Trust a Series A equipment note (the “Series A Equipment Note” and, together with the Series B Equipment Note, the “Equipment Notes”). The Amendment revised the Original Indenture to provide, among other things, for the issuance of the Series B Equipment Note. The Series B Equipment Note is subordinated as to payment to the Series A Equipment Note pursuant to the Indenture. The Equipment Notes have been initially secured by substantially all of the Company’s aircraft spare parts from time to time, as well as by a designated group of 99 spare engines and 352 aircraft owned by the Company.

The Series B Equipment Note was purchased on the Issuance Date at a purchase price of 100% of the principal amount thereof using the proceeds of the offering of the Class B Certificates. The Company will use the proceeds from the sale of the Series B Equipment Note to pay fees and expenses relating to the offering of the Class B Certificates and for the Company’s general corporate purposes.

The Series B Equipment Note bears interest at a rate per annum of 4.875%. Interest on the Series B Equipment Note is payable quarterly on January 15, April 15, July 15 and October 15 of each year, beginning April 15, 2021. Principal payments on the Series B Equipment Note are scheduled on January 15, April 15, July 15 and October 15 of each year, beginning on April 15, 2021, with the final payment due on January 15, 2026. Payments on the Series B Equipment Note held for the benefit of the Class B Trust will be passed through to the holders of the Class B Certificates, subject to the Amended and Restated Intercreditor Agreement, dated as of the Issuance Date, among the Trustee, Goldman Sachs Bank USA, Barclays Bank PLC, Morgan Stanley Bank, N.A., Citibank, N.A. and Credit Suisse AG, New York Branch, as liquidity providers, and Wilmington Trust, National Association, as subordination agent and trustee (the “Intercreditor Agreement”).

Pursuant to the Indenture, the Company is required to deliver to the Mortgagee semiannually separate appraisals of each of the following included in the collateral: (i) the spare parts, (ii) the spare engines, (iii) the aircraft less than 20 years old as of August 31, 2020 (the “Tier I Aircraft”) and (iv) the aircraft 20 years or older as of such date and certain specified models of aircraft regardless of age (the “Tier II Aircraft”). If the loan to value ratio determined pursuant to such appraisals of any of the following three groups of collateral (each, a “Collateral Group”): (i) the spare parts and spare engines, collectively, (ii) the Tier I Aircraft or (iii) the Tier II Aircraft, is greater than the specified maximum loan to value ratio applicable to such Collateral Group (an “LTV Breach”), the Company will be required to do one or more of the following, which in the aggregate cures such LTV Breach:

(a)	grant a security interest in certain additional collateral;
(b)	deposit with the Mortgagee cash or certain permitted investments as additional collateral; or
(c)	pay to the Mortgagee not less than the difference between the specified minimum collateral value for the applicable Collateral Group and the appraised value of the applicable Collateral Group, to be applied to redeem the Equipment Notes.

Maturity of the Equipment Notes may be accelerated upon the occurrence of certain events of default, including failure by the Company (in some cases after notice or the expiration of a grace period, or both) to make payments under the Indenture when due or to comply with certain covenants, as well as certain bankruptcy events involving the Company.

The Class B Certificates were registered for offer and sale pursuant to the Securities Act of 1933, as amended (the “Securities Act”), under the Company’s automatic shelf registration statement on Form S-3 (File No. 333-250153) (the “Registration Statement”). The Class B Certificates were offered pursuant to a final Prospectus Supplement of the Company, dated January 25, 2021, to the Prospectus, dated November 17, 2020 (the “Prospectus Supplement”).

The foregoing description of these agreements and instruments is qualified in its entirety by reference to these agreements and instruments, copies of which are filed herewith as exhibits (or, if executed in connection with the offering by the Company of the Class A Certificates, were filed as exhibits to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on November 3, 2020) and are incorporated by reference herein. For a more detailed description of the agreements and instruments entered into by the Company with respect to the Class B Certificates, see the disclosure under the captions “Description of the Certificates”, “Description of the Liquidity Facilities”, “Description of the Intercreditor Agreement”, “Description of the Collateral and the Appraisals”, “Description of the Equipment Notes”, “Description of the Security Documents” and “Underwriting” contained in the Prospectus Supplement, filed with the Securities and Exchange Commission on January 26, 2021 pursuant to Rule 424(b) under the Securities Act, which disclosure is hereby incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is hereby incorporated by reference in this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits. The documents listed as exhibits below are filed as exhibits with reference to the Registration Statement. The Registration Statement and the Prospectus Supplement relate to the offering of the Class B Certificates.

Exhibit No.	Description

1.1	Underwriting Agreement, dated January 25, 2021, among the underwriters named therein, acting through their representative Goldman Sachs & Co. LLC, and United Airlines, Inc.

4.1	Trust Supplement No. 2020-1B, dated as of February 1, 2021, between Wilmington Trust, National Association, as trustee, and United Airlines, Inc., to Pass Through Trust Agreement, dated as of October 3, 2012

4.2	Revolving Credit Agreement, dated as of February 1, 2021, between Wilmington Trust, National Association, as subordination agent, as agent and trustee, and as borrower, and Goldman Sachs Bank USA, as liquidity provider

4.3	Revolving Credit Agreement, dated as of February 1, 2021, between Wilmington Trust, National Association, as subordination agent, as agent and trustee, and as borrower, and Citibank, N.A., as liquidity provider

4.4	Revolving Credit Agreement, dated as of February 1, 2021, between Wilmington Trust, National Association, as subordination agent, as agent and trustee, and as borrower, and Credit Suisse AG, New York Branch , as liquidity provider

4.5	Amended and Restated Intercreditor Agreement, dated as of February 1, 2021, among Wilmington Trust, National Association, as trustee, Goldman Sachs Bank USA, Barclays Bank PLC, Morgan Stanley Bank, N.A., Citibank, N.A. and Credit Suisse AG, New York Branch, as liquidity providers, and Wilmington Trust, National Association, as subordination agent and trustee

4.6	Class B Note Purchase Agreement, dated as of February 1, 2021, among United Airlines, Inc., Wilmington Trust, National Association, as mortgagee, Wilmington Trust, National Association, as subordination agent, and Wilmington Trust, National Association, as each pass through trustee

4.7	Amendment No. 1 to Trust Indenture and Mortgage, dated as of February 1, 2021, between United Airlines, Inc. and Wilmington Trust, National Association, as mortgagee

4.8	Form of United Airlines Pass Through Certificate, Series 2020-1B (included in Exhibit 4.1)

5.1	Opinion of Hughes Hubbard & Reed LLP (for the Pass Through Certificates, Series 2020-1B)

23.1	Consent of BK Associates, Inc., dated January 25, 2021

23.2	Consent of ICF SH&E, Inc., dated January 25, 2021

23.3	Consent of mba Aviation, dated January 25, 2021

23.4	Consent of Hughes Hubbard & Reed LLP (included in Exhibit 5.1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED AIRLINES, INC.

Date: February 1, 2021	By:	/s/ Gerald Laderman
		Name:	Gerald Laderman
		Title:	Executive Vice President and Chief Financial Officer